Exhibit 99.1

      Move, Inc. Announces Third Quarter 2006 Financial Results

                 Revenue up 14 Percent Year-Over-Year;

      EBITDA of $7.4 Million and GAAP Net Income of $1.3 Million

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Nov. 2, 2006--Move, Inc. (NASDAQ:MOVE) reported financial results for the third quarter ended September 30, 2006. Total revenue for the third quarter was $75.7 million, a 14 percent increase compared to $66.3 million in the third quarter of 2005.

    Net income applicable to common stockholders for the third quarter of 2006 was $1.3 million, or $0.01 per share, compared to net income of $1.9 million, or $0.01 per share, for the third quarter of 2005. Excluding stock-based compensation expense, net income would have been $5.4 million for the third quarter of 2006. There was no stock-based compensation expense in the third quarter of 2005.

    Move's EBITDA (earnings before interest, restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization) for the third quarter of 2006 was $7.4 million, compared to $2.9 million for the third quarter of 2005. EBITDA for the third quarter of 2005 included $5.5 million in expense related to the Company's obligation to advance the defense costs of former officers. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

    "During the third quarter we grew both revenue and profitability, while continuing to make important investments in our businesses and infrastructure," said Mike Long, Move's CEO. "These investments are allowing us to develop a consumer experience which addresses each phase of the move cycle, along with a range of marketing solutions for those advertisers interested in reaching consumers before, during and after their move. We believe the breadth of this strategy, together with the early adoption stage of online advertising in the move category, will allow us to deliver even stronger financial performance in the future."

    CONFERENCE CALL

    As previously announced, Move will host a conference call, which will be broadcast live over the Internet today, Thursday, November 2, 2006, at 2:00 p.m. PT (5:00 p.m. ET). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's third quarter 2006 results. In order to participate in the call, investors should log on to http://investor.move.com and click on "Event Calendar." Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site approximately one hour after the end of the call. A telephone replay will be available from 4:00 p.m. PT (7:00 p.m. ET) until midnight on November 9, 2006 at 888-286-8010, conference ID 67192365. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move's Form 10-Q for the quarter ended September 30, 2006 is expected to be filed with the Securities and Exchange Commission on, or before, November 9, 2006.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash and non-recurring items, principally depreciation, amortization and stock based compensation and other charges, which is referred to as EBITDA. We have also presented a non-GAAP table of our Segment Data for the three and nine months ended September 30, 2006 that extracts stock based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

    This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

    ABOUT MOVE, INC.

    Move, Inc. (NASDAQ:MOVE), the world's largest moving community, provides homebuyers and renters with the real estate and community information, and professional connections they need before, during and after a move. The Company operates Move.com(TM) (http://www.move.com), the most comprehensive real estate search site for rentals and homes to buy and REALTOR.com(R) (http://www.realtor.com), the official Web site of the National Association of REALTORS(R). Move also operates Welcome Wagon(R) (http://www.welcomewagon.com), a 78-year old neighborhood expert that provides new movers with valuable and comprehensive information about businesses and professionals in their new communities. Move.com is the official new homes Web site of the National Association of Home Builders. Move also operates Moving.com (http://www.moving.com), SeniorHousingNet(TM)
(http://www.seniorhousingnet.com), TOP PRODUCER(R) Systems (http://www.topproducer.com), FactoryBuiltHousing.com
(http://www.factorybuilthousing.com) and Home Plans (http://www.homeplans.com). On the Net: http://investor.move.com.



                              MOVE, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)

                          Three Months Ended      Nine Months Ended
                              September 30,          September 30,
                         ---------------------- ----------------------
                            2006        2005       2006        2005
                         ------------ --------- ------------ ---------
                              (unaudited)            (unaudited)

Revenue                  $    75,672  $ 66,338  $   218,542  $186,047
Cost of revenue (1)           16,967    13,901       49,820    40,341
                          -----------  --------  -----------  --------
Gross profit                  58,705    52,437      168,722   145,706
                          -----------  --------  -----------  --------

Operating expenses: (1)
Sales and marketing           28,928    22,449       82,581    67,500
Product and web site
 development                   8,438     5,846       25,586    15,287
General and
 administrative               20,950    22,155       61,304    58,224
Amortization of
 intangible assets               497       734        1,833     2,889
Restructuring Charges           (278)       --         (278)   (1,442)
                          -----------  --------  -----------  --------
Total operating expenses      58,535    51,184      171,026   142,458
                          -----------  --------  -----------  --------
Income (loss) from
 operations                      170     1,253       (2,304)    3,248

Interest income, net           1,900       521        5,309     1,370
Other income, net                 99       171          602       252
                          -----------  --------  -----------  --------
Net income                     2,169     1,945        3,607     4,870

Convertible preferred
 stock dividends                (893)        -       (2,656)        -
                          -----------  --------  -----------  --------
Net income applicable to
 common stockholders     $     1,276  $  1,945  $       951  $  4,870
                          ===========  ========  ===========  ========

Net income per common
 share:
Basic net income
 applicable to common
 stockholders            $      0.01  $   0.01  $      0.01  $   0.03
                          ===========  ========  ===========  ========
Diluted net income
 applicable to common
 stockholders            $      0.01  $   0.01  $      0.00  $   0.03
                          ===========  ========  ===========  ========

Shares used to calculate
 basic and diluted per
 share amounts
     Basic                   151,916   147,234      150,556   146,875
                          ===========  ========  ===========  ========
     Diluted                 164,394   161,120      165,145   156,264
                          ===========  ========  ===========  ========


(1) Includes stock-based compensation as follows:

     Cost of revenue     $        18  $     --  $       176  $     --
     Sales and Marketing         286        --        1,077        --
     Product and web
      site development           249        --        1,088        --
     General and
      administrative           3,602        --        7,733        --
                          -----------  --------  -----------  --------
                         $     4,155  $     --  $    10,074  $     --
                          ===========  ========  ===========  ========




                              MOVE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

  INCOME (LOSS) FROM OPERATIONS EXCLUDING RESTRUCTURING CHARGES AND CERTAIN OTHER NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY STOCK-
    BASED COMPENSATION AND CHARGES, DEPRECIATION, AND AMORTIZATION
                               (EBITDA)
                            (in thousands)

                            Three Months Ended    Nine Months Ended
                               September 30,         September 30,
                           -------------------------------------------
                               2006       2005       2006       2005
                           ------------ -------- ------------ --------
                                (unaudited)           (unaudited)

Income (loss) from
 operations                $       170  $ 1,253  $    (2,304) $ 3,248

Plus:
Stock-based charges                161      152          128      669
Amortization of intangible
 assets                            497      734        1,833    2,889
Depreciation                     2,718    2,048        7,733    5,508
Stock-based compensation         4,155       --       10,074       --
Restructuring charge
 reversal                         (278)      --         (278)  (1,442)
Non-recurring refund of
 insurance premium                  --       --       (1,184)      --
Non-recurring revenue               --   (1,332)          --   (2,664)
                            -----------  -------  -----------  -------
EBITDA                     $     7,423  $ 2,855  $    16,002  $ 8,208
                            ===========  =======  ===========  =======




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
                            (in thousands)

                          Three Months Ended      Nine Months Ended
                              September 30,          September 30,
                         ---------------------- ----------------------
                             2006       2005        2006       2005
                         ------------ --------- ------------ ---------
                              (unaudited)            (unaudited)
Revenue:
Real Estate Services     $    53,395  $ 47,161  $   154,743  $132,594
Move-Related Services         22,277    19,177       63,799    53,453
                          -----------  --------  -----------  --------
Total revenue            $    75,672  $ 66,338  $   218,542  $186,047
                          ===========  ========  ===========  ========

Operating income (loss)
 (1)
Real Estate Services     $    14,065  $ 15,971  $    37,041  $ 39,442
Move-Related Services           (909)      819       (2,163)    1,022
Unallocated                  (12,986)  (15,537)     (37,182)  (37,216)
                          -----------  --------  -----------  --------
Income (loss) from
 operations              $       170  $  1,253  $    (2,304) $  3,248
                          ===========  ========  ===========  ========


(1) Includes stock-based compensation as follows:

Real Estate Services     $     1,330  $     --  $     3,678  $     --
Move-Related Services            378        --        1,323        --
Unallocated                    2,447        --        5,073        --
                          -----------  --------  -----------  --------
                         $     4,155  $     --  $    10,074  $     --
                          ===========  ========  ===========  ========




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
               NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)

                                           Three months ended
                                           September 30, 2006
                                  ------------------------------------
                                              (unaudited)



                                     Real       Move-
                                    Estate     Related
                                    Services   Services   Unallocated

Revenue                           $  53,395  $  22,277  $         --
Cost of Revenue                       8,344      7,624           981
                                   --------- ---------- --------------
Gross Profit                         45,051     14,653          (981)

Sales and marketing                  17,279      9,723         1,640
Product and website development       6,103      1,143           943
General and administrative            6,274      4,318         6,756
Amortization of intangibles              --         --           497
Restructuring charge                     --         --          (278)
                                   ---------  ---------  -------------
Total operating expenses             29,656     15,184         9,558
                                   ---------  ---------  -------------

Income (loss) from operations     $  15,395  $    (531) $    (10,539)
                                   =========  =========  =============



                                                Stock-based
                                                 Compensation    Total

Revenue                                        $          --  $75,672
Cost of Revenue                                           18   16,967
                                                -------------  -------
Gross Profit                                             (18)  58,705

Sales and marketing                                      286   28,928
Product and website development                          249    8,438
General and administrative                             3,602   20,950
Amortization of intangibles                               --      497
Restructuring charge                                      --     (278)
                                                -------------  -------
Total operating expenses                               4,137   58,535
                                                -------------  -------

Income (loss) from operations                  $      (4,155) $   170
                                                =============  =======




                                            Three months ended
                                            September 30, 2005
                                    ----------------------------------
                                               (unaudited)



                                      Real       Move-
                                     Estate     Related
                                     Services   Services  Unallocated

Revenue                            $  47,161  $  19,177  $        --
Cost of Revenue                        6,961      6,545          395
                                    --------- ---------- -------------
Gross Profit                          40,200     12,632         (395)

Sales and marketing                   14,506      7,495          448
Product and website development        4,272      1,111          463
General and administrative             5,451      3,207       13,497
Amortization of intangibles               --         --          734
Restructuring charges                     --         --           --
                                    ---------  ---------  ------------
Total operating expenses              24,229     11,813       15,142
                                    ---------  ---------  ------------

Income (loss) from operations      $  15,971  $     819  $   (15,537)
                                    =========  =========  ============



                                                Stock-based
                                                 Compensation   Total

Revenue                                        $          --  $66,338
Cost of Revenue                                           --   13,901
                                                -------------  -------
Gross Profit                                              --   52,437

Sales and marketing                                       --   22,449
Product and website development                           --    5,846
General and administrative                                --   22,155
Amortization of intangibles                               --      734
Restructuring charges                                     --       --
                                                -------------  -------
Total operating expenses                                  --   51,184
                                                -------------  -------

Income (loss) from operations                  $          --  $ 1,253
                                                =============  =======




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
               NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)

                                            Nine months ended
                                            September 30, 2006
                                    ----------------------------------
                                               (unaudited)



                                       Real       Move-
                                      Estate     Related
                                      Services   Services  Unallocated

Revenue                             $ 154,743  $  63,799  $        --
Cost of Revenue                        24,387     22,383        2,874
                                     --------- ---------- ------------
Gross Profit                          130,356     41,416       (2,874)

Sales and marketing                    51,193     27,314        2,997
Product and website development        18,008      3,275        3,215
General and administrative             20,436     11,667       21,468
Amortization of intangibles                --         --        1,833
Restructuring charge                       --         --         (278)
                                     ---------  ---------  -----------
Total operating expenses               89,637     42,256       29,235
                                     ---------  ---------  -----------

Income (loss) from operations       $  40,719  $    (840) $   (32,109)
                                     =========  =========  ===========



                                               Stock-based
                                                Compensation   Total

Revenue                                       $          --  $218,542
Cost of Revenue                                         176    49,820
                                               -------------  --------
Gross Profit                                           (176)  168,722

Sales and marketing                                   1,077    82,581
Product and website development                       1,088    25,586
General and administrative                            7,733    61,304
Amortization of intangibles                              --     1,833
Restructuring charge                                     --      (278)
                                               -------------  --------
Total operating expenses                              9,898   171,026
                                               -------------  --------

Income (loss) from operations                 $     (10,074) $ (2,304)
                                               =============  ========




                                           Nine months ended
                                           September 30, 2005
                                  ------------------------------------
                                              (unaudited)



                                      Real       Move-
                                     Estate     Related
                                     Services   Services  Unallocated

Revenue                            $ 132,594  $  53,453  $        --
Cost of Revenue                       20,718     18,506        1,117
                                    --------- ---------- -------------
Gross Profit                         111,876     34,947       (1,117)

Sales and marketing                   44,968     21,576          956
Product and website development       11,244      2,772        1,271
General and administrative            16,222      9,577       32,425
Amortization of intangibles               --         --        2,889
Restructuring charges                     --         --       (1,442)
                                    ---------  ---------  ------------
Total operating expenses              72,434     33,925       36,099
                                    ---------  ---------  ------------

Income (loss) from operations      $  39,442  $   1,022  $   (37,216)
                                    =========  =========  ============



                                               Stock-based
                                                Compensation   Total

Revenue                                       $          --  $186,047
Cost of Revenue                                          --    40,341
                                               -------------  --------
Gross Profit                                             --   145,706

Sales and marketing                                      --    67,500
Product and website development                          --    15,287
General and administrative                               --    58,224
Amortization of intangibles                              --     2,889
Restructuring charges                                    --    (1,442)
                                               -------------  --------
Total operating expenses                                 --   142,458
                                               -------------  --------

Income (loss) from operations                 $          --  $  3,248
                                               =============  ========




                              MOVE, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)

                                                  Nine Months Ended
                                                     September 30,
                                                 ---------------------
                                                     2006       2005
                                                 ------------ --------
                                                      (unaudited)
Cash flows from continuing operating activities:
Net income                                       $     3,607  $ 4,870
Adjustments to reconcile net income to net cash
 provided by operating activities:
Depreciation                                           7,733    5,508
Amortization of intangible assets                      1,833    2,889
Gain on sale of property and equipment                    --     (132)
Provision for doubtful accounts                        1,742      554
Stock-based compensation and charges                  10,202      669
Other non-cash items                                    (313)     (72)
Changes in operating assets and liabilities:
Accounts receivable                                   (3,035)  (1,831)
Other assets                                            (514)  (1,561)
Accounts payable and accrued expenses                (17,815)  (7,237)
Deferred revenue                                       9,695    2,444
                                                  -----------  -------
Net cash provided by operating activities             13,135    6,101
                                                  -----------  -------

Cash flows from investing activities:
Purchases of property and equipment                   (8,653)  (7,740)
Maturities of short-term investments                  26,325   17,475
Purchases of short-term investments                  (25,175)  (9,785)
Proceeds from sale of assets                              --      164
Acquisitions, net                                     (9,572)      --
                                                  -----------  -------
Net cash provided by (used in) investing
 activities                                          (17,075)     114
                                                  -----------  -------

Cash flows from financing activities:
Proceeds from exercise of stock options                5,215    1,593
Restricted cash                                          804      848
Payments on capital lease obligations                 (2,112)  (1,378)
                                                  -----------  -------
Net cash provided by financing activities              3,907    1,063
                                                  -----------  -------

Change in cash and cash equivalents                      (33)   7,278

Cash and cash equivalents, beginning of period        13,272   14,819
                                                  -----------  -------
Cash and cash equivalents, end of period         $    13,239  $22,097
                                                  ===========  =======




                              MOVE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                           September 30,  December 31,
                                               2006           2005
                                          --------------  ------------
ASSETS                                      (unaudited)
Current assets:
Cash and cash equivalents                 $      13,239  $     13,272
Short-term investments                          137,900       139,050
Marketable securities                            13,488            --
Accounts receivable, net                         18,756        15,966
Other current assets                             20,301        19,485
                                           -------------  ------------
Total current assets                            203,684       187,773

Property and equipment, net                      27,840        20,717
Goodwill, net                                    23,877        19,502
Intangible assets, net                           16,911        14,264
Restricted cash                                   4,222         5,026
Other assets                                      1,282         1,744
                                           -------------  ------------
Total assets                              $     277,816  $    249,026
                                           =============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                          $       5,247  $      6,427
Accrued expenses                                 24,765        40,879
Obligation under capital leases                   2,002         1,005
Deferred revenue                                 54,218        43,652
                                           -------------  ------------
Total current liabilities                        86,232        91,963

Obligation under capital leases                   2,692            --
Other liabilities                                 3,236         3,790
                                           -------------  ------------
Total liabilities                                92,160        95,753
                                           -------------  ------------

Series B convertible preferred stock             94,896        91,349

Stockholders' equity:
Series A convertible preferred stock                 --            --
Common stock                                        152           149
Additional paid-in capital                    2,062,322     2,047,456
Deferred stock-based charges                         --          (351)
Accumulated other comprehensive income           13,896           343
Accumulated deficit                          (1,985,610)   (1,985,673)
                                           -------------  ------------
Total stockholders' equity                       90,760        61,924
                                           -------------  ------------

Total liabilities and stockholders'
 equity                                   $     277,816  $    249,026
                                           =============  ============

    CONTACT: Move, Inc.
             Mollie O'Brien, Investor Relations, 805-557-2303 investorrelations@move.com